SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): October 10, 2001

                     ARDENT COMMUNICATIONS, INC.
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       (Exact Name of Registrant as Specified in Its Charter)

                             Delaware
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           (State or Other Jurisdiction of Incorporation)


       000-26103                                         52-2066769
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(Commission File Number)                  (I.R.S. Employer Identification No.)


     1820 North Fort Meyer Drive
        Arlington, Virginia                               22209
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(Address of Principal Executive Offices)                (Zip Code)


                                (703) 276-4200
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             (Registrant's Telephone Number, Including Area Code)



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Item 3. BANKRUPTCY OR RECEIVORSHIP.

On October 11, 2001, Ardent Communications, Inc. (the Company) issued a press release stating that the Company, along with certain of its subsidiaries, had filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Columbia. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. EXHIBITS

     99.1      Press Release dated October 11, 2001.


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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Ardent Communications ,Inc.


Date: October 11, 2001          By:  /s/ Amit D. Rikhy
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                                         Amit D. Rikhy
                                         Executive Vice President and Chief
                                         Financial Officer